UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2011

COMMONWEALTH INCOME & GROWTH FUND VII, LP
(Exact name of registrant as specified in its charter)

Pennsylvania	26-3733264
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Brandywine Bldg. One, Suite 200
2 Christy Drive
Chadds Ford, PA 19317
(Address, including zip code, of principal executive offices)

Registrant’s telephone number including area code: (610) 594-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8                      Other Events.

Item 8.01                      Other Events.

    On October 12, 2010, Commonwealth Capital Corp. issued a press release announcing that Gregory M. Lorenz, CFP has assumed the position of President of Commonwealth Capital Securities Corp., the Dealer Manager for Commonwealth Income & Growth Fund VII’s ongoing public offering.  Mr. Lorenz is a registered principal of Commonwealth Capital Securities Corp. as well as a Certified Financial Planner and holds FINRA series 7, 39 and 66 licenses.  A copy of the press release announcing the appointment of Mr. Lorenz is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9                      Financial Statements and Exhibits.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release dated October 12, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMONWEALTH INCOME & GROWTH FUND VII, LP
BY: COMMONWEALTH INCOME & GROWTH FUND, INC., General Partner

October 12, 2010	By: /s/ Lynn A. Franceschina
Date	Lynn A. Franceschina
Executive Vice President, Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated October 12, 2010